September 2019 Accel Entertainment – Investor Presentation Exhibit 99.1

Use of Projections This presentation contains financial forecasts prepared by TPG Pace Holdings Corp. (“Pace”) with respect to certain financial metrics of Accel Entertainment, Inc. (“Accel”), including, but not limited to, revenues (gaming, other, and gross), gross profit, adjusted EBITDA, adjusted net income, net debt, net leverage, capital expenditures, M&A, organic revenue, EBITDA margin, unlevered P/E, levered P/E, FCF, and P/E. Neither Pace’s independent auditors, nor the independent registered public accounting firm of Accel, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These financial forecasts and projections were prepared by Pace and not by the management of Accel, and these financial forecasts and projections should not be relied upon as being necessarily indicative of future results. Neither Pace nor Accel undertakes any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Pace or Accel or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Forward-Looking Statements This presentation includes “forward-looking statements.” Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, synergies, prospects, and other aspects of the businesses of Pace, Accel, or the combined company after completion of any proposed business combination are based on currently available information and current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination; (2) the risk that the proposed business combination disrupts current plans and operations of Accel or its subsidiaries or Pace as a result of the announcement and consummation of the business combination; (3) the inability to complete the transactions contemplated by the proposed business combination; (4) the inability to complete the proposed private placements as set forth in subscription agreements between Pace and certain investors; (5) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (6) the inability to successfully retain or recruits officers, key employees, or directors following the proposed business combination; (7) effects on Pace's public securities' liquidity and trading; (8) the market's reaction to the proposed business combination; (9) the inability to meet the NYSE's listing standards following the consummation of the proposed business combination; (10) the lack of a market for Pace's securities; (11) Pace's and Accel's financial performance following the proposed business combination; (12) costs related to the proposed business combination; (13) changes in applicable laws or regulations; (14) the possibility that Pace or Accel may be adversely affected by other economic, business, and/or competitive factors; and (15) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC") by Pace.  Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on Pace and the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Prospectus filed by Pace with the SEC and those described in the section entitled “Risk Factors” in Pace’s annual report on Form 10-K for the year ended December 31, 2018 filed with the SEC, as well as Pace’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements. Industry and Market Data In this presentation, Pace and Accel rely on and refer to information and statistics regarding market shares in the sectors in which Accel competes and other industry data. Pace and Accel obtained this information and statistics from third-party sources, including reports by market research firms. Pace and Accel have supplemented this information where necessary with information from discussions with Accel’s customers and their own internal estimates, taking into account publicly available information about other industry participants and Accel’s management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, EBITDA margin, Adjusted Net Income, Free Cash Flow, unlevered Free Cash Flow, P/E, ROIC, and net leverage. Adjusted EBITDA is calculated as revenue less gaming taxes, revenue sharing, direct operating expenses, and SG&A expenses (including anticipated public company costs). Free cash flow (FCF) is calculated as Adjusted EBITDA less total capital expenditures. Accel’s Adjusted Net Income is adjusted for tax-effected route amortization expense and used for P/E ratios. Management believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Accel’s financial condition and results of operations. Pace believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Accel included in this presentation may not be directly comparable to similarly titled measures of other companies. Important Information

Important Information (continued) No Representations or Warranties This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Pace or Accel or any of their respective affiliates, directors, officers, employees, or advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, none of Pace and Accel or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Pace’s, Accel’s, their respective affiliates, nor Pace’s, Accel’s or their affiliates’ directors, officers, employees, members, partners, shareholders, or agents makes any representation or warranty with respect to the accuracy of such information. This presentation is an expression of Pace’s interest in Accel and does not constitute an offer or agreement to acquire Accel; it being understood that the terms of any such acquisition would be set forth in definitive documents in form and substance satisfactory to the parties and executed by them. Re-Audit: The historical financial numbers for Accel presented in this presentation, while audited, are subject to revision based on the completion of a re-audit by an independent registered public accounting firm. While Pace and Accel do not anticipate that there will be material differences in the historical financial numbers presented for Accel from the re-audited historical financial numbers, no assurance can be given that there will be any differences, material or otherwise. Additional Information and Where to Find It In connection with the proposed business combination, Pace intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus with respect to the securities to be issued in connection with the transactions contemplated by the proposed business combination. The definitive Registration Statement will contain important information about the transactions contemplated by the proposed business combination and related matters. INVESTORS AND SECURITY HOLDERS OF PACE AND ACCEL ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by Pace with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. In addition, Pace has filed with the SEC a preliminary proxy statement on Schedule 14A (the “Extension Proxy”) with respect to an extraordinary general meeting of the shareholders of Pace to consider and vote upon, among other things, a proposal to amend Pace's amended and restated memorandum and articles of association to extend the date by which Pace has to consummate a business combination from September 30, 2019 to December 31, 2019 (the “Extension”). The Extension Proxy will contain important information about the proposed Extension and related matters. COMPANY SHAREHOLDERS ARE URGED AND ADVISED TO READ THE EXTENSION PROXY CAREFULLY WHEN IT BECOMES AVAILABLE. The Extension Proxy and other relevant materials (when they become available) and any other documents filed by Pace with the SEC may be obtained free of charge at the SEC's website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Extension Proxy by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Participants in the Solicitation Pace, Accel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pace’s shareholders in connection with the proposed business combination. Information about Pace’s directors and executive officers is set forth in Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Pace shareholders in connection with the proposed business combination will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that Pace intends to file with the SEC. Pace, Accel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pace's shareholders in connection with the proposed Extension. Information about Pace's directors and executive officers is set forth in Pace's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC's web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Pace shareholders in connection with the proposed Extension will be set forth in the Extension Proxy for the proposed Extension when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Extension will be included in the Extension Proxy that Pace intends to file with the SEC. No Offer or Solicitation This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable regulations in the Cayman Islands.

TPG Pace Holdings Corp. (“Pace” or “TPGH”) a $460 million special purpose acquisition company (“SPAC”) has entered into a transaction agreement with the shareholders of Accel Entertainment, Inc. (“Accel”) On August 29, 2019, Accel announced that it entered into a definitive agreement to acquire Grand River Jackpot, LLC (“Grand River”) in an accretive transaction for a total enterprise value (“TEV”) of $108 million(1) Pace expects to effect Accel’s public listing for $984 million and target net debt of $92 million(2), resulting in $893 million initial market capitalization Represents an attractive entry multiple of 8.4x - 8.9x 2020E Adj. EBITDA, 10.5x – 11.3x 2020E FCF(3), and 13.9x – 15.4x 2020E P/E(4), given near-term EBITDA growth of over 20% per year and recent legislation expanding video gaming Accel’s founders and management are rolling over 80% of their shares of Accel into the publicly listed company Transaction combines a strong entrepreneurial team and best-in-class operations with a strong balance sheet and public acquisition currency Transaction Summary NYSE: TPGH Accel is the best-in-class gaming-as-a-service platform and biggest video gaming operator in the U.S.(5) 1. TEV of $108mm based on $100mm cash consideration at closing plus $9.5mm earnouts that are expected to be fully realized and discounted to present value at 8% 2. Net debt includes NPV of Grand River earnouts assumes $9.5mm earnouts are fully realized and discounted to present value at 8%. 3. Free cash flow calculated as EBITDA less total capex 4. P/E based on Adjusted Net Income (adjusted for tax-effected route amortization from historical acquisitions). 5. Accel is the largest video gaming terminal operator on an EBITDA basis in the U.S. Note: Projections are Pace estimates. With respect to projections, see page 2 “Use of Projections” under “Important Information”. Ranges reflect potential for delay in roll-out timing of additional VGTs and new gaming software and assume no M&A in 2020 and 2021 Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information Transaction Overview NYSE: ACEL Sponsored Public Listing

Why Invest in Accel Entertainment? Delivering Industry Leading Growth Favorable tailwinds expect to continue with significant backlog of locations yet to go-live Unique Asset Light Business Model Contracted-recurring revenues and best-in-class ROICs Multiple Ways to Create Value Organic expansion opportunities, new markets, and product expansion plus accretive M&A Balance Sheet Strength Well positioned to fund investment opportunities and return capital to shareholders Positioned to Drive Shareholder Returns Opportunity for earning growth, free cash flow yield and multiple expansion The combination of a strong balance sheet and an asset light business model allows accel to deliver industry leading growth

Distributed Gaming… Standout for Growth Prospects Making the most popular form of gaming… … more convenient drives outsized growth Nevada 1H19 LTM Revenue $ Millions Low-limit slots are a huge market that has been growing at double-digit rates in Illinois Source: Nevada Gaming Control Board, Illinois Gaming Board (1) Low Limit Slots includes slots with a max bid of $1 or less. Excludes $3.3 Bn associated with Multi-Denomination slots, which will also capture some small bets. 2016 – 2018 Gross Gaming Revenue CAGR % Low Limit slots(1) alone generate >13x as much gaming revenue as Sports Betting and ~4x as much as Blackjack (1) ~4x >13x

Licensed Establishments Gaming-as-a-Service Business Model 1. Some large truck stops are eligible to host up to 10 VGTs. Terminal operators may also sell and maintain other amusement machines or other devices 2. Newly legislated tax / revenue sharing enacted to begin July 1, 2020 vs. current tax rate of 33% between Jul-2019 to Jun-2020 Players Terminal Operators Video Gaming Terminals Net Terminal Income Split(2) Long-term contract (up to 8 years) Owns and operates up to 6 VGTs and 1 redemption machine per location(1) ~92% Payouts on Bets Steady recurring revenue business that nets both Accel and Licensed Establishments ~$80,000 - $100,000 of Gross Profit annually Drives traffic to generate other revenues (Drinks, Food, etc.)

Favorable Tailwinds for Continued Growth Stable New License Issuance (IL)… …Drives New Location Openings… ... And Steady VGT Growth Accel continues to outpace market growth Accel % Total 19% 18% 26% 26% 26% Source: Illinois Gaming Board, Accel management Statewide Licenses Issued # of Locations Total Open Locations End of Period Total In-Service VGTs End of Period

Accel has Strong Track Record of Growth Since Inception Annual Gross Revenue ($mm) 50% CAGR Annual Adjusted EBITDA ($mm) 68% CAGR Accel has grown rapidly over the last 6 years through a combination of organic growth and M&A Source: Accel management Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information 1. Run-rate EBITDA analysis assumes current backlog of signed contracts go live with 5 VGTs per location and achieve a run-rate hold per day (HPD) at a 10% increase over Accel’s average HPD at a 23% contribution margin. Includes the impact from new legislation enacted in June 2019 and assumes additional 6th VGT in 400 existing high performance locations at $139 HPD and an overall 10% increase to Pace’s base case HPD due to higher betting limits (1) (1)

Significant Total Addressable Market Opportunity Gaming-as-a-Service is the fastest growing segment in gaming and has a very large TAM New Markets(3) Existing Markets(2) 2025E TAM +New Products(4) $30-35bn +New Markets(3) $20-25bn Existing Markets(2) $10+bn Illinois 2025E(1) $3+bn Accel 2019E PF Revenue: $0.5bn 1. Assumes Illinois market grows at 15% CAGR based on further penetration in existing cities and legalization of opt-out municipalities such as Chicago (bottoms up analysis suggests potential growth of up to 2x-3x) 2. Video gaming revenues for Louisiana, Montana, Nevada, Oregon, South Dakota, and West Virginia growing at 2% CAGR through 2025. Also includes management’s estimate for PA run-rate revenue of ~$1.7bn and existing potential revenue of ~$1.3bn from Georgia’s coin-operated amusement machines 3. Assumes video gaming legalization in all other states that currently allow commercial or tribal casinos driving run-rate revenue at 20% current casino revenues in those states 4. Based on management and industry estimates 5. Based on Eilers & Krejcik’s “Gaming Slot & Table Counts” report Note: See page 2 “Industry and Market Data” under “Important Information”. Based on state gaming boards and AGA “State of the States” 2017 casino survey New Products(4) Illinois (Chicago) Louisiana Montana Nevada Oregon Large opportunity to enter the expanding sports betting and mobile markets Pennsylvania South Dakota West Virginia Georgia Colorado Delaware Florida Indiana Iowa Kansas Maine Maryland Massachusetts Michigan Mississippi Missouri New Jersey New Mexico New York Ohio Oklahoma Rhode Island

Growth Opportunities Both In and Out of Illinois Addition of 6th VGT at Each Licensed Establishment Legalization of VGTs in Chicago Potential Addition of Sports Betting Player Tracking / Loyalty Programs Other use of “tethered distribution” model Accel has numerous avenues available to pursue future growth Illinois Opportunities Out of State Opportunities GA MT OR SD LA WV NV MO MS IN PA Expand into Georgia coin-operated amusement machines. Establishes foothold for potential future expansion into Distributed Gaming Enter existing established markets via the acquisition of an existing local platform Establish presence in new markets if new legislation is passed. Accel was recently granted a provisional license in Pennsylvania and expects to begin operations Recently Increased Bet Limits

Attractive Unit Economics 20% Corporate ROICs(2) Sustained ~20% Adj. EBITDA Margins Maintenance Capex: 1-2% of Revenue Average Payback on New Location: ~1.5 Years Average Residual Contract Length: 7.1 Years(3) 98% Contract Renewal Rate Robust unit economics driven by differentiated business model and strong contract coverage Free cash flow calculated as Adjusted EBITDA less total capex ROIC defined as operating profit after tax divided by average invested capital as of LTM Q2 2019 Average residual contract length is pro-forma for the Grand River Jackpot acquisition. Note: Projections are Pace estimates. With respect to projections, see page 2 “Use of Projections” under “Important Information”. Ranges reflect potential for delay in roll-out timing of additional VGTs and new gaming software and assume M&A Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information PF 2020E Summary Financials (1)

Fragmented Landscape in Illinois (1) Prairie State Gaming is also known as Illinois Gaming Investors, LLC and was acquired by Penn National Gaming in July 2015 Represents total signed contracts pending go-live as of 6/30/19 Source: Illinois Gaming Board, Scientific Games terminal operator portal, Accel Management. Note: See page 2 “Industry and Market Data” under “Important Information” Accel’s cost efficiency enables it to operate profitably in locations with less revenue and develop the largest VGT footprint in Illinois Segment Share 32% 18% 7% 6% 5% 4% 29% # Add’l Locations since YE16 +1,054 +541 +146 +76 (54) +58 (151) Δ Segment Share since YE16 +11% +6% +1% 0% (2%) 0% (16%) Top 6 Terminal Operators by Location (as of June 2019) Accel Pro Forma for Grand River 46 Other Terminal Operators Accel’s Competitive Wins Average ~3 Years for Location to Go Live # of Terminal Operators (35%) Illinois VGT Industry is consolidating, with the number of Terminal Operators falling by ~35% since 2015

Accel is a Disciplined Buyer Acquired locations typically improve performance as a result of Accel’s operating rigor Acquired Year: 2013 2014 2014 2014 2016 2017 2018 2018 # Locations Acquired 51 8 10 27 122 121 23 71 Total % Increase +68% +59% +58% +41% +13% +14% +4% +8% Source: Management as of June 2019 Acquisition Track Record Playbook to Drive Synergies Enhanced Route Efficiencies Implement Relationship Management Optimize Equipment Mix Better Marketing & Data Analytics Back Office Synergies Rationalize Underperforming Locations

Grand River Jackpot – Company Overview Accel’s M&A Playbook Grand River Jackpot – Key Facts As of May 2019: Locations: 446 Live VGTs: 1,854 Average HPD: ~$84 Average Remaining Contract Term: 5.8 years 2019E Revenue: $57 million 2019E Adjusted EBITDA: $12 million Outlook: low to mid-teens near-term EBITDA growth Employees: 96 Facilities: 2 Hubs & 1 Satellite Office Strong fit for Accel Enhanced Route Efficiencies Implement Relationship Management Optimize Equipment Mix Better Marketing & Data Analytics Back Office Synergies Rationalize Underperforming Locations Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information Note: Projections are Pace estimates. With respect to projections, see slide 2 under "Use of Projections" under "Important Information“ 1. TEV of $108mm assumes $9.5mm earnouts are fully realized and discounted to present value at 8% 2. Including non-refundable deposit 3. Accel’s existing credit facility was amended and upsized to accommodate the Grand River acquisition Transaction Summary Purchase Price $108mm TEV(1) $100mm cash consideration at closing (est. 8/31/19)(2) $2.5mm 1 year post-close if Grand River profit exceeds $19mm (est. 8/31/20) $7mm 3 years post-close if Grand River profit exceeds $19mm (est. 8/31/22) Financing Accel to fund 100% in cash via amended existing credit facility(3) Timing Anticipated closing on 9/16/19 subject to confirmatory due diligence and other customary approvals 108mm TEV(1) $100mm cash consideration at closing(2) $2.5mm 1 year post-close if Grand River gross profit exceeds $19mm (est. 8/31/20) $7mm 3 years post-close if Grand River gross profit exceeds $19mm (est. 8/31/22) Financing Accel to fund 100% in cash via amended existing credit facility(3) Timing Anticipated closing on 9/16/19, subject to confirmatory due diligence and other customary approvals

Grand River Jackpot – Geographic Location Density Accel Standalone Locations (as of 1H19) Grand River Jackpot Locations (as of May 2019) 18 5 4 11 10 10 13 2 1 5 2 14 13 8 2 1 2 3 16 6 1 2 6 1 16 9 1 6 2 8 11 3 24 38 1 3 5 6 1 18 57 8 100 104 34 6 24 9 29 47 11 104 18 3 7 8 27 12 28 85 310 19 24 20 70 17 50 39 3 5 1 2 1 1 2 3 64 75 6 2 9 4 9 12 29 18 28 100+ 51 - 100 26 - 50 11 - 25 1 - 10 1 2 1 2 1 32 3 6 8 26 23 23 3 40 12 5 3 13 3 1 3 2 8 5 13 18 3 3 2 2 5 1 1 1 2 4 3 45 63 4 1 6 14 6 1 3 17 100+ 51 - 100 26 - 50 11 - 25 1 - 10 Grand River Jackpot significantly strengthens Accel’s position in Southern and Western Illinois Source: Accel Management, Fifth Third / Fantini Research

Accel – Pro Forma Financials # Locations Revenue ($mm) Adjusted EBITDA ($mm) Capital Expenditures ($mm) Grand River’s acquisition reinforces Accel’s strong growth and low capital intensity business model (1) (1) (1) (1) PF 2020 and 2021 EBITDA range driven by timing of implementation of regulatory changes (6th VGT and new software) and magnitude of associated HPD uplift (3% - 10%) 1. PF 2019 represents a full year impact of the Grand River acquisition and 40 additional acquired locations à reported 2019 results will be lower due to only partial year contribution from Grand River following expected closing on September 16, 2019 Note: Projections are Pace estimates. With respect to projections, see page 2 “Use of Projections” under “Important Information”. Assumes 6th VGT is added in 400 of Accel’s high performance locations with installation starting in Q4 2019 and rollout of new gaming software associated with increased bet limits. Ranges reflect potential for delay in roll-out timing of additional VGTs and new gaming software and assumes no M&A in 2020 and 2021 Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information

PF Accel Gaming Peers Above 10% ROIC Gaming Peers Below 3x Net Leverage Route-Based Service Peers 2019E Net Leverage 2019E-2021E Revenue CAGR ROIC(1) 2020E TEV / Adj. EBITDA 2020E TEV / FCF(2) 2021E TEV / Adj. EBITDA 2021E TEV / FCF(2) Accel vs. Publicly-Traded Comparable Companies Accel is well-positioned given the market’s rewarding of high ROIC / low leverage peers 1. ROIC defined as operating profit after tax divided by average invested capital as of LTM Q2 2019, except most recent reporting for Aristocrat Leisure which is as of LTM Mar-19, Cintas which is as of LTM May-19, and Unifirst which is as of LTM May-19. Accel’s ROIC is pro forma Grand River as of FY 2019 2. Free cash flow calculated as Adjusted EBITDA less total capex Note: Gaming peers above 10% ROIC comprised of Eldorado Resorts, Monarch Casino & Resort, Las Vegas Sands, Wynn Resorts, Aristocrat Leisure and Churchill Downs. Gaming peers with net leverage less than 3x comprised of Monarch Casino & Resort, Las Vegas Sands, Aristocrat Leisure, and Churchill Downs. Route-based business services peers comprised of Waste Management, Cintas, UniFirst, The Brink’s Company, Iron Mountain, Stericycle, Rollins, and ServiceMaster Global Holdings. See page 2 “Industry and Market Data” and “Use of Non-GAAP Financial Measures” under “Important Information”. Other companies may calculate similar financial measures differently than Accel and therefore may not be directly comparable to Accel. Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information Note: Projections are Pace estimates. With respect to projections, see slide 2 under "Use of Projections" under "Important Information" Source: Capital IQ and company filings. Market data as of August 30, 2019

Summary Transaction Terms – Pro Forma Grand River Acquisition Sources & Uses (Estimated) Pro Forma Valuation Post Transaction Ownership (Estimated)(6) PF Capitalization (Nov-19 Est. Closing) (5) (5) 1. Transaction share price based on amount of cash in trust including interest as of 6/30/2019; PIPE raised at $10.22 / share 2. Debt includes additional debt from $100mm Grand River cash consideration and recent capex investments. Cash & Other Investments includes $5mm convertible note and proceeds from vested existing Accel option-holders who will convert pre-close. NPV of Grand River earnouts assumes $9.5mm earnouts are fully realized and discounted to present value at 8%. L+250 rate steps down to L+170 at Closing 3. Free cash flow calculated as Adjusted EBITDA less total capex 4. P/E based on Adjusted Net Income (adjusted for tax-effected route amortization from historical acquisitions). Levered P/E based on Accel at 3x net leverage (L+250 interest rate) 5. Pace Sponsor has agreed to cancel 1.25mm founder shares, defer 2mm founder shares as earnout subject to share price targets, and transfer 0.5mm founder shares into a foundation created for charitable efforts in the communities Accel currently or plans to operate in. Pace Sponsor shares will be split across a number of entities with different beneficial owners each holding less than 5% 6. Other outstanding instruments: 15mm public warrants for 15mm shares at $11.50 per share; 7.3mm private warrants for 7.3mm shares at $11.50 per share; 2.0mm sponsor earnout shares and 3.0mm Accel founder / management earnout shares subject to 3 tranches of Adjusted EBITDA or share price thresholds of: 1) $120mm 2021 Adjusted EBITDA or $12.00 share price; 2) $140mm 2022 Adjusted EBITDA or $14.00 share price; and 3) $160mm 2023 Adjusted EBITDA or $16.00 share price à earnout thresholds are expected to increase by approx. $12 million pro forma Grand River to be consistent with the Transaction Agreement 7. Assumes existing Accel shareholders elect a total consideration mix of 54% cash and 46% equity inclusive of Clairvest electing 100% cash, although Clairvest can elect any cash / equity mix at its discretion. To the extent that Accel shareholders elect a consideration mix with less cash and more equity than anticipated cash to sellers will decrease and deleveraging will increase. Note: With respect to projections, see page 2 “Use of Projections” under “Important Information” Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information

Post-Transaction Balance Sheet Firepower Illustrative Balance Sheet Capacity Accel will have significant flexibility to pursue multiple growth avenues for value creation Note: Projections are Pace estimates. With respect to projections, see page 2 “Use of Projections” under “Important Information”

Accel has a Straightforward Value Creation Plan Execute on Backlog to Deliver Growth Benefit from Gaming Expansion Bill Invest for Sustained Growth Use Strong Balance Sheet Accel is executing on its strategic vision to drive value creation for shareholders New Locations Competitor Conversion Refill backlog with new sales M&A Synergies 6th VGT per Location Higher Bet Limits Accretive M&A New States New Products Accretive M&A Share Buybacks Dividends YTD 2019 Accomplishments

Accel’s Record Q2 Results and Recent Add-On Transaction Validate Pace’s Investment Thesis Multiple Opportunities to Invest for Growth Attractive Fundamental Valuation Highly Visible EBITDA Growth Substantial FCF Generation from a Unique Asset-Light Model Strong Balance Sheet

Appendix

Gaming Has Been Resilient in Recessions Low-limit slots are resilient as consumers typically continue to engage in locally convenient, low cost forms of entertainment even in a recession Accel’s pipeline of signed locations provides a solid cycle buffer and as the economy weakens creates added incentive for new locations to go live Total U.S. Gaming: YoY Revenue Growth % Representative Cycle-Resistant Market: Iowa Gaming Historical Performance (1) Select commercial gaming markets, per Capital One Industry Research’s definition and focused on more mature and representative regional gaming markets, adjusted for adjacent new supply, cannibalization between markets, and excluding additive new supply and destination markets Source: State Gaming Boards, UNLV Center for Gaming Research, Capital One, and Marquette Advisors “Iowa Gaming Market Analysis” (Oct 2017) Note: See page 2 “Industry and Market Data” under “Important Information” Domestic gaming revenues are generally quite defensive à overall industry experienced a minor slowdown in the last recession and rapidly recovered within 3 years Higher-end table games drove most of the decline in the prior Recession à slots revenue was more stable and only down ~2-3% from peak-to-trough Significant impact from several state-wide smoking bans enacted during 2007-2009 (e.g. IL, LA, MD, OR, PA) Comparable Commercial Slots vs. Table Revenues Commercial regional gaming markets are more stable than Las Vegas due to a more stable local player base Iowa is a mature market with more than 2x slots density than IL

Location Trends by Vintage Revenue by Vintage ($mm)(1) Stable base of topline growth and predictable revenue maturation curve as new locations are signed up Hold Per Day per Month since Opening by Vintage ($)(2) 1. Run-rate revenue based on annualized revenue from pre-2019 installed base and adjusted for full-year equivalent of 1H 2019 location contributions 2. As of June 2019. Monthly hold per day calculated based on monthly net terminal income divided by average of 30.4 days per month in service No evidence of vintage erosion as minimal churn is offset by revenue growth New locations are maturing faster and are above average quality

Illustrative Fully Diluted Share Count 1. Of original 11.25mm founder shares, TPGH sponsor has agreed to the cancellation of 1.25mm shares at closing, deferral of 2mm shares subject to earnout triggers, and transfer of 0.5mm shares to a foundation for charitable efforts in the communities Accel currently operates or anticipates operating in. Includes 200,000 Pace director shares 2. Assumes treasury share method for public and private warrants 3. 15.0mm public warrants issued as part of TPGH IPO with strike price of $11.50 and redemption price of $18.00 4. TPGH sponsor to receive 2mm earnout shares vesting in 3 equal tranches (0.7mm shares each) and Accel existing shareholders to receive 3mm earnout shares vesting in 3 equal tranches (1.0mm shares each) Earnout triggers: 1) $120mm 2021 EBITDA or $12.00 share price; 2) $140mm 2022 EBITDA or $14.00 share price; and 3) $160mm 2023 EBITDA or $16.00 share price 5. 7.3mm private warrants issued as part of TPGH IPO with strike price of $11.50. 1/3 of private warrants to be cancelled. 2.4m warrants issued to sellers at substantially similar terms to Pace’s private warrants.